The PNC Financial Services Group, Inc. Fourth Quarter and Full Year 2013 Earnings Conference Call January 16, 2014 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our earnings conference call presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2012
Form 10-K and our 2013 Form 10-Qs, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and
Guarantees Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on those websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as benefits/provisions for residential mortgage repurchase obligations, gains on sales of a portion of our VISA shares, commercial mortgage servicing rights valuations/recoveries, net of economic hedge, credit valuations related to customer-initiated hedging activities, non-cash charges related to redemptions of trust preferred securities, expenses for residential mortgage foreclosure-related matters, and integration costs. This information supplements our results as reported in accordance with
GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on the components of net interest income (purchase accounting accretion and the core remainder), on the impact of purchase accounting accretion on net interest margin (core net interest margin (net interest margin less (annualized purchase accounting accretion divided by average interest-
earning assets)), on pretax pre-provision earnings (total revenue less noninterest expense), and on tangible book value per common share (calculated based on tangible common shareholders’ equity (common shareholders’ equity less goodwill and other intangible assets, other than servicing rights, net of deferred tax liabilities on such intangible assets) divided by common shares outstanding). Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is
qualified   by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

2013 Achievements
PNC Is Well-Positioned to Continue to Create Shareholder Value.
2013 financial
summary
Net income
Diluted EPS from
net income
Return on average
assets
$4.2 billion $7.39 1.38%
FY13 record net income
Grew loans, deposits, revenue and capital
Diversified businesses delivered fee income growth
Expense declined by 7% in FY13 vs. FY12
Effectively managed credit risk appetite
Continued progress on strategic priorities

Continued Loan Growth and Capital Improvement
Investment securities grew by
$3.0 billion from end of 3Q13
Loans increased $2.8 billion
within commercial and
consumer lending
Total deposits grew $4.9 billion
due to higher transaction
deposits
During the quarter, PNC
enhanced  its liquidity position
in anticipation of regulatory
requirements
Tier 1 common capital levels
and ratios continued to increase
(1) Estimated as of December 31, 2013. (2) See Note A in the Appendix for further details. (3) PNC’s pro forma Basel III Tier 1 common capital ratio was estimated without benefit of phase-ins and based on estimated Basel III advanced approaches risk-weighted assets. See Estimated
Pro forma  Basel III Tier 1 Common Capital and related information in the Appendix for further details.
Linked quarter highlights
% change from:
Category (billions)
Dec. 31,
2013
Sep. 30,
2013
Dec. 31,
2012
Investment securities $60.3 5.3% (1.8%)
Total commercial lending $117.1 2.4% 7.5%
Total consumer lending 78.5 0.1% 2.0%
Total loans $195.6 1.4% 5.2%
Total assets $320.3 3.8% 5.0%
Transaction deposits 186.4 2.5% 5.5%
Total deposits $220.9 2.2% 3.7%
Total shareholders’ equity $42.4 3.1% 8.7%
Capital ratios (1) :
Basel I Tier 1 common capital
ratio (2) 10.5% 10.3% 9.6%
Pro forma Basel III Tier 1
common capital ratio (3) 9.4% 8.7%
7.5%
Balances at period-end
–
Commercial lending increased
$2.7 billion primarily in real
estate and other specialty
lending businesses
–
Consumer lending growth of
$.1 billion was driven by
automobile and credit card
loans partially offset by
declines in other categories

Revenue Growth and Improved Credit Quality Drove
Profitability and Returns
Highlights
Revenue grew 4% driven by:
Pretax pre-provision earnings (1)
grew 2% as a result of strong
noninterest income growth
partially offset by increased
expenses
Credit costs declined as overall
credit trends continued to
improve
(1),(2),(3) See Notes B, C and D respectively in the Appendix for additional details. (4) See Reconcilement section of the Appendix.
Full Year
2013:
Pretax pre-provision earnings (1)(4)
increased 26% primarily due to
noninterest income growth of 17%
and expense decline of 7%
Increased returns
Linked quarter:
$ Change from $ Change from
(millions)
4Q13 3Q13 FY13 FY12
Net interest income $2,266 $32 $9,147 ($493)
Noninterest income 1,807 121 6,865 993
Total revenue $4,073 $153 $16,012 $500
Noninterest expense $2,547 $123 $9,801 ($781)
Pretax pre-provision
earnings
(1)
$1,526 $30 $6,211 $1,281
Provision
113 (24) 643 (344)
Pretax earnings
(2)
1,413 54 5,568 1,625
Net income
$1,061 $22 $4,227 $1,226
Returns
ROAA
(3)
1.34% 1.36% 1.38% 1.02%
ROACE
(3)
10.55% 10.50% 10.88% 8.31%
–
Growth in both noninterest
income and NII

3.85%
3.81%
3.58%
3.47%
3.38%
3.43%
3.43%
3.26%
3.17%
3.10%
4Q12
1Q13
2Q13
3Q13
4Q13

Core NII Increase Driven by Loan Growth
(1) Core net interest income (Core NII) is total net interest income (NII), as reported, less related purchase accounting accretion (scheduled and excess cash recoveries). (2) See Note E in Appendix for further details. (3) Net interest margin less (annualized PAA/average interest-earning assets). See Reconcilement in Appendix. (4) See Appendix for additional information.
Core NII
(1)
$2,075 $40 ($76)
Scheduled accretion
163 (10) (65)
Excess cash recoveries
(2)
28 2 (17)
Total purchase accounting
accretion (PAA)
191 (8) (82)
Total NII
$2,266 $32 ($158)
Highlights
Linked quarter:
Full year 2013:
Average interest-earning assets
increased 4.2% due to average
loan growth of 2.1% and average
investment securities growth of
1%
Loan and securities growth
supported higher NII of 1.4%
NIM declined 9 bps primarily due
to higher deposits held at banks
Average interest-earning assets
growth of 4.9% driven by
average loan growth of 7.6%
Core NII (1,4) decreased primarily
due to decline in asset yields
$ change from:
(billions)
4Q13 3Q13 4Q12
Average interest-earning assets $270.5 $10.9 $16.8
Net interest
Margin(NIM)
Core NIM
(3)
(millions)
–
Core NII increased 2.0%
–
PAA declined primarily as a
result of lower accretion on
impaired loans

Noninterest income to total revenue
40%
40%
44%
43%
44%
4Q12
1Q13
2Q13
3Q13
4Q13

Diversified Businesses Delivered Fee Income Growth
Highlights
(1) Asset management includes the Asset Management Group and BlackRock. (2) See Reconcilement section of the Appendix.
Noninterest income growth of 7%
largely reflects:
Linked quarter:
$ Change from $ Change from
(millions)
4Q13 3Q13 FY13 FY12
Asset management (1) $364 $34 $1,342 $173
Consumer services
327 11 1,253 117
Corporate services
301 (5) 1,210 44
Residential mortgage
271 72 871 587
Deposit service charges
158 2 597 24
Fee income
$1,421 $114 $5,273 $945
Net gains on sales of
securities less net OTTI
3 (16) 83 (10)
Gain on VISA sales
0 (85) 168 (99)
Other
383 108 1,341 157
Total noninterest income
$1,807 $121 $6,865 $993
Full Year 2013:
Noninterest income grew 17%
Fee income grew 22% (2)
Noninterest income to total
revenue of 43% compared to
38% in 2012
– Pre-tax benefit of $124 million
from the release of reserves for
residential mortgage repurchase
obligations primarily related to
previously disclosed FNMA and
FHLMC agreements
– Strong fee income growth of 9%
primarily driven by Asset
Management and Consumer
Services (2)
– Other income increased
primarily due to higher revenue
from private equity investments

Disciplined Expense Management While Investing for
Growth
Noninterest expense increase of
5% reflected:
Exceeded $700 million CIP (2)
target
Highlights
Linked
quarter:
(1) See Note F in the Appendix. (2)CIP refers to PNC’s Continuous Improvement Program. (3) Trust preferred securities redemption-related charges were $57 million in FY13 and $295 million in FY12. There were no integrations costs in FY13 and $267 million in FY12.
Full Year 2013:
Noninterest expense decline of
7% largely reflects lower trust
preferred securities redemption
charges, lower integration
costs and continued focus on
expense management (3)
$ Change from $ Change from
(millions)
4Q13 3Q13 FY13 FY12
Personnel $1,207 $26 $4,743 $126
Occupancy
211 6 833 6
Equipment
197 3 763 28
Marketing
66 (2) 246 (33)
Other
866 90 3,216 (908)
Total noninterest expense
$2,547 $123 $9,801 ($781)
Efficiency ratio
(1)
63% 62% 61% 68%
– Higher incentive compensation
costs related to increased
business activity
– PNC Foundation contribution
of $50 million
– Higher legal accruals

($ billions)
$8.9
$8.0
$7.1
$6.9
$6.7
Criticized commercial loans decreased 25% YoY
4Q12
1Q13
2Q13
3Q13
4Q13

($ billions)
$1.4
$1.2
$1.0
$1.1
$1.0
$2.4
$1.9
$1.8
$1.6
$1.5
Accruing loans past due decreased 33% YoY
4Q12
1Q13
2Q13
3Q13
4Q13

($ billions)
$3.3
$3.4
$3.3
$3.2
$3.1
NPLs decreased 5% YoY
4Q12
1Q13
2Q13
3Q13
4Q13

($ millions)
$310
$318
$456
$236
$208
$157
$224
$137
$189
$113
Net charge-offs decreased 39% YoY
4Q12
1Q13
2Q13
3Q13
4Q13

PNC

Overall Credit Quality Continued to Improve
Nonperforming loans
(2,4)
Provision and net charge-offs
Criticized commercial loans
30-89 Days
90 Days +
Accruing loans past due
(2,3)
As of quarter end except net charge-offs and provision, which are for the quarter. (1) Criticized loans are ones that we consider “special mention,”
“substandard’” or “doubtful”. (2) Loans acquired from National City or RBC Bank (USA) that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. These past due loans totaled $1.8 billion in 4Q13. (4) Does not include loans held for sale or foreclosed and other assets. Excludes certain government insured or guaranteed loans and loans accounted for under the fair value option.
Criticized Commercial loans
(1)
Total nonperforming loans
Provision
Net charge-offs

Balance sheet	Loans	Modest growth
Income statement	Net interest income	Down modestly
	Fee income[2]	Down primarily due to 4Q13 benefit for residential mortgage repurchase obligations and seasonality
	Noninterest expense	Down mid-single digits
	Loan loss provision	$125-$200 million

PNC

Outlook
(1)
– 1Q14 vs. 4Q13
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies or the potential impacts of the Congress failing to timely address the authorized level of the Federal borrowing debt ceiling. (2) Fee income refers to Noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits.

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,”  “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should”
and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made.  We do not assume any duty and do not undertake to update forward-looking statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
–
Changes in interest rates and valuations in debt, equity and other financial markets.
–
Disruptions in the liquidity and other functioning of U.S. and global financial markets.
–
The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-
backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals  and financial institutions in Europe.
–
Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
–
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
–
Slowing or reversal of the current U.S. economic expansion.
–
Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
–
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting.  These statements are based on our current view that the U.S. economic expansion will speed up to a trend growth rate near 2.5 percent in 2014 as drags from Federal fiscal restraint subside, and that short-term interest rates will remain very low and bond yields will rise only slowly in 2014.  These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies or the potential impacts of the Congress failing to timely address the authorized level of the Federal borrowing debt ceiling.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•PNC’s
ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve
•PNC’s
regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
•Legal
and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
– Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
– Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
– Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
– Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
– Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Business
and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business
and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•We
grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues.  Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape.  Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business
and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
•We
provide greater detail regarding these as well as other factors in our 2012 Form 10-K and our 2013 Form 10-Qs, including in the Risk
Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated
Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
•Any
annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Notes
Appendix
Explanatory Notes
(A) Basel I Tier 1 common capital ratio is period-end Basel I Tier 1 common capital divided by period-end Basel I risk-weighted assets.
(E) Excess cash recoveries represent cash payments from customers that exceeded the recorded investment of the designated impaired loans.
(C) Pretax earnings is income before income taxes and noncontrolling interests.
(F) Efficiency ratio calculated as noninterest expense divided by total revenue.
(B) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
(D) ROAA is Return on Average Assets and ROACE is Return on Average Common Shareholders' Equity.

Estimated Pro forma Basel III Tier I Common Capital
Appendix
Basel I Tier 1 Common Capital Ratio
Dollars in millions Dec. 31, 2013 (a) Sept. 30, 2013 Dec. 31, 2012
Basel I Tier 1 common capital
$28,488 $27,540 $24,951
Basel I risk-weighted assets 271,192               266,698             260,847
Basel I Tier 1 common capital ratio 10.5% 10.3% 9.6%
(a) Estimated as of December 31, 2013.
Estimated Pro forma Basel III Tier 1 Common Capital Ratio
Dollars in millions
Dec. 31, 2013 Sept. 30, 2013 Dec. 31, 2012
Basel I Tier 1 common capital $28,488 $27,540 $24,951
Less regulatory capital adjustments:
   Basel III quantitative limits (1,398)                 (2,011)                (2,330)
   Accumulated other comprehensive income (a) 196 (231) 276
   All other adjustments 144 (49) (396)
Estimated Basel III Tier 1 common capital $27,430 $25,249 $22,501
Estimated Basel III advanced approaches risk-weighted assets 290,906               289,063             301,006
Pro forma Basel III Tier 1 common capital ratio 9.4% 8.7% 7.5%
(a) Represents net adjustments related to accumulated other comprehensive income for available for sale securities and pension and other postretirement benefit plans.
We provide information below regarding PNC’s pro forma fully phased-in Basel III Tier 1 common capital ratio and how it differs from the Basel I
Tier 1 common capital ratio. This Basel III ratio is calculated using PNC's estimated risk-weighted assets under the Basel III advanced approaches.
Tier 1 common capital as defined under the Basel III rules differs materially from Basel I. For example, under Basel III, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent they individually exceed 10%, or in the aggregate exceed 15%, of the institution's adjusted Tier 1 common capital. Also, Basel I regulatory capital excludes certain other comprehensive income related to both available for sale securities and pension and other postretirement plans, whereas under Basel III these items are a component of PNC's capital. Basel III risk-weighted assets were estimated under the advanced approaches included in the Basel III rules and application of Basel II.5, and reflect credit, market and operational risk.
PNC utilizes this capital ratio estimate to assess its Basel III capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. This Basel III capital estimate is likely to be impacted by any additional regulatory guidance and the ongoing evolution, validation and regulatory approval of PNC's models integral to the calculation of advanced approaches risk-weighted assets.

Tangible Book Value per Common Share
Appendix
Tangible Book Value per Common Share Ratio
Dollars in millions, except per share data Dec. 31, 2013 Sept. 30, 2013 Dec. 31, 2012
Book value per common share 72.21 $                      69.92 $                      67.05 $
Tangible book value per common share
Common shareholders' equity 38,467 $                    37,190 $                    35,413 $
Goodwill and Other Intangible Assets (a) (9,654)                       (9,690)                       (9,798)
Deferred tax liabilities on Goodwill and Other Intangible Assets (a) 333                           340                           354
Tangible common shareholders' equity 29,146 $                    27,840 $                    25,969 $
Period-end common shares outstanding (in millions) 533                           532                           528
Tangible book value per common share
54.68 $                      52.33 $                      49.18 $
Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common shareholders' equity divided by period-end common shares outstanding. We believe this non-GAAP financial measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(a) Excludes the impact from mortgage servicing rights of $1.6 billion at both December 31, 2013 and September 30, 2013 and $1.1 billion at
December 31, 2012.

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions Dec. 31, 2013 Sept. 30, 2013 Jun. 30, 2013 Mar. 31, 2013 Dec. 31, 2012
Net interest margin, as reported 3.38% 3.47% 3.58% 3.81% 3.85%
Purchase accounting accretion (1) $191 $199 $204 $249 $273
Purchase accounting accretion, if annualized $758 $790 $818 $1,010 $1,086
Avg. interest earning assets $270,485 $259,606 $256,102 $256,180 $253,643
Annualized purchase accounting accretion/Avg. interest-earning assets 0.28% 0.30% 0.32% 0.38% 0.42%
Core net interest margin (2) 3.10% 3.17% 3.26% 3.43% 3.43%
For the three months ended
(1) Purchase accounting accretion is scheduled purchase accounting accretion plus cash recoveries.
(2) PNC believes that core net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.
$ in millions
Dec. 31, 2013 Sept. 30, 2013 % Change Dec. 31, 2013 Dec. 31, 2012 % Change
   Net interest income $2,266 $2,234 1% $9,147 $9,640 -5%
   Noninterest income $1,807 $1,686 7% $6,865 $5,872 17%
Total revenue $4,073 $3,920 4% $16,012 $15,512 3%
Noninterest expense ($2,547) ($2,424) 5% ($9,801) ($10,582) -7%
Pretax pre-provision earnings (1) $1,526 $1,496 2% $6,211 $4,930 26%
Net income $1,061 $1,039 2% $4,227 $3,001 41%
(1) PNC believes that pretax, pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
For the quarter ended
For the year ended

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions Dec. 31, 2013 Dec. 31, 2012 % change
Core net interest income (a) $8,304 $8,516
-2%
Total purchase accounting accretion (a)
Scheduled accretion net of contractual interest $728 $967
Excess cash recoveries $115 $157
Total purchase accounting accretion $843 $1,124
Total net interest income $9,147 $9,640
-5%
For the year ended
(a) We believe that core net interest income and purchase accounting accretion are useful in evaluating components of net interest income.

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions
Dec. 31, 2013 Sept. 30, 2013 % change Dec. 31, 2013 Dec. 31, 2012 % change
Asset management $364 $330 $1,342 $1,169
Consumer services $327 $316 $1,253 $1,136
Corporate services $301 $306 $1,210 $1,166
Residential mortgage $271 $199 $871 $284
Deposit service charges $158 $156 $597 $573
Total fee income, as reported $1,421 $1,307 9% $5,273 $4,328 22%
Benefit/(Provision) for residential mortgage repurchase obligations $124 $6 $53 ($761)
$1,297 $1,301 0% $5,220 $5,089 3%
Fee income, adjusted for benefit/(provision) for residential mortgage repurchase obligations
For the quarter ended
For the year ended
$ in millions
Dec. 31, 2013 Dec. 31, 2012 % change
Asset management $1,342 $1,169
Consumer services $1,253 $1,136
Corporate services $1,210 $1,166
Residential mortgage $871 $284
Deposit service charges $597 $573
Total fee income, as reported $5,273 $4,328 22%
Residential mortgage ($871) ($284)
$4,402 $4,044 9%
Fee income, adjusted for Residential mortgage
For the year ended